CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT
                   AND SECTION 906 OF THE SARBANES-OXLEY ACT


I, George R. Aylward, President of Phoenix Institutional Mutual Funds (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant containing the financial statements ("Report") fully complies with the requirements of
                Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    3/9/07                                 /s/ George R. Aylward
     --------------                  -------------------------------------------
                                     George R. Aylward, President
                                     (principal executive officer)


I, W. Patrick Bradley, Chief Financial Officer and Treasurer of Phoenix Institutional Mutual Funds (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    3/9/07                                 /s/ W. Patrick Bradley
     --------------                  -------------------------------------------
                                     W. Patrick Bradley, Chief Financial Officer
                                     and Treasurer
                                     (principal financial officer)